UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2020

GALECTIN THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31791	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD, STE 240

NORCROSS, GA 30071

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (678) 620-3186

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	GALT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on March 12, 2020, Galectin Therapeutics Inc. (“Galectin”) entered into a Master Services Agreement (the “MSA”) with Covance Inc. (“Covance”), pursuant to which Covance will serve as the contract research organization for Galectin for its upcoming clinical trials. Also on March 12, 2020, and as previously disclosed, Galectin and an affiliate of Covance entered into a related Work Order (the “First Work Order”) for the first clinical trial, a hepatic impairment study that will run in parallel with the Company’s phase 2b/3 trial as part of the Phase 3 development program.

On June 22, 2020, Galectin and Covance entered into a second Work Order pursuant to the MSA (the “Second Work Order”). Pursuant to the Second Work Order, Covance agrees to provide services to Galectin in connection with its NASH-RX trial, an international, seamless, adaptively designed Phase 2b/3 trial previously disclosed, for aggregate fees and expenses of approximately $60.0 million for the Phase 2b portion and approximately $41.3 million for the Phase 3 portion, on the terms and subject to the conditions set forth in the Second Work Order.

The Second Work Order’s term expires upon completion of the services contemplated under the Second Work Order, unless earlier terminated pursuant to the terms of the MSA.

The foregoing description of the Second Work Order is a summary only and is qualified by reference to the full text of the Second Work Order. The Second Work Order is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.

10.1	Work Order, dated as of June 22, 2020, by and between Galectin Therapeutics Inc. and Covance Inc.*

*

Certain portions of the exhibit have been omitted pursuant to Regulation S-K Item 601(b) because it is both (i) not material to investors and (ii) likely to cause competitive harm to the Company if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Galectin Therapeutics Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galectin Therapeutics Inc.

Date: June 26, 2020	By:	/s/ Jack W. Callicutt
Jack W. Callicutt
Chief Financial Officer